INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 33-10442 of Pinnacle West Capital Corporation on Form S-8 of our report dated June 26, 1995 appearing in this Annual Report on Form 11-K of The Savings Plan for Employees of Pinnacle West Capital Corporation for the year ended December 31, 1994.




DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Phoenix, Arizona
June 26, 1995
















                                  EXHIBIT 23.1